EXHIBIT 23

                         Consent of Independent Auditors

The Board of Directors
PepsiCo, Inc.


We consent to incorporation by reference in the registration statements listed below of PepsiCo, Inc. of our report dated February 9, 2000, relating to the consolidated balance sheet of PepsiCo, Inc. and Subsidiaries as of December 25, 1999 and 1998 and the related consolidated statements of income, cash flows and shareholders' equity for each of the years in the three-year period ended December 25, 1999, which report appears in the December 25, 1999 annual report on Form 10-K of PepsiCo, Inc.:

                                                           Registration
Description                                              Statement Number

Form S-3
--------
PepsiCo SharePower Stock Option Plan
   for PCDC Employees                                      33-42121
$32,500,000 Puerto Rico Industrial, Medical and
   Environmental Pollution Control Facilities
   Financing Authority AdjustableRate Industrial
   Revenue Bonds                                           33-53232
Extension of the PepsiCo SharePower Stock Option
   Plan to Employees of Snack Ventures Europe,
   a joint venture between  PepsiCo Foods
   International and General Mills, Inc.                   33-50685
$4,587,000,000 Debt Securities and Warrants                33-64243

Form S-8
--------
PepsiCo SharePower Stock Option Plan                       33-35602, 33-29037,
                                                           33-42058, 33-51496,
                                                           33-54731& 33-66150
1988 Director Stock Plan                                   33-22970
1979 Incentive Plan and the 1987 Incentive Plan            33-19539
1994 Long-Term Incentive Plan                              33-54733
1995 Stock Option Incentive Plan                           33-61731 & 333-09363
1979 Incentive Plan                                        2-65410
PepsiCo, Inc. Long Term Savings Program                    2-82645, 33-51514
                                                           & 33-60965
PepsiCo 401(K) Plan                                        333-89265



                                                           KPMG  LLP

New York, New York
March 21, 2000